VegaShares Fixed Rate Callable Bond ETF

CLBL

a series of VegaShares ETF Trust

SUMMARY PROSPECTUS

September 5, 2026

Advised by: Vega Capital Partners LLC

www.VegaSharesETFs.com	phone: 1-888-862-3299

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. The Fund's prospectus and statement of additional information dated September 5, 2026, are incorporated by reference into this summary prospectus. You can obtain these documents and other information about the Fund online at www.VegaSharesETFs.com or by calling 1-888-862-3299.

These securities have not been approved or disapproved by the Securities and Exchange Commission ("SEC") nor has the SEC passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Shares of the Fund are listed and traded on NYSE Arca, Inc.

Fund Summary: VegaShares FIXED RATE CALLABLE BOND ETF

INVESTMENT OBJECTIVE

The VegaShares Fixed Rate Callable Bond ETF (the "Fund") seeks to provide current income, with a secondary objective of capital preservation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables or the examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.40%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.40%
1	Pursuant to an investment advisory agreement, Vega Capital Partners LLC (the "adviser") pays all operating expenses of the Fund other than the management fee, borrowing costs such as interest charges, loan commitment fees and origination fees, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), and litigation expenses and other non-routine or extraordinary expenses, where extraordinary is determined by the Board of Trustees.
2	Other Expenses are estimated for the current fiscal year. In addition, "Other Expenses" does not include fees paid to the Fund's swap contract counterparties. These fees, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the return of the swap contracts (i.e., the fees reduce the investment return of the swap contract) and represent an indirect cost of investing in the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$41	$128

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The Fund is a new fund and has no portfolio turnover information as of the date of this Prospectus.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed ETF. The Fund has adopted a non-fundamental investment policy that, under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in fixed rate callable bonds. The Fund defines "fixed rate" as a set coupon, a fixed-to-floating rate coupon, a coupon that may step up from its initial rate, zero coupon, and a contingent payment coupon.

○	A set coupon remains the same throughout the life of the security.
○	A fixed-to-floating rate coupon changes from a set rate to a floating rate based upon a certain amount of time passing or other triggering event.
○	A coupon may step up from its initial rate based upon a triggering event such as credit rating or a certain amount of time passing.
○	A zero coupon is a fixed rate instrument that pays interest at maturity rather than periodically.
○	A contingent payment coupon is based, at least in part, on a triggering event such as credit rating change or the price level of a reference asset, like a stock index, that meets a specific condition on a set date.

The Fund defines "callable" as any right of an issuer to repay principal prior to maturity. The Fund defines "bonds" as bills, commercial paper, certificates of deposit, notes, bonds, and any other evidence of indebtedness. The Fund may invest in non-callable bonds outside of its 80% investment policy.

As a fundamental policy, the Fund concentrates (i.e. invests more than 25% of the value of its net assets) in the securities of companies in the group of industries comprising the financial sector. The Fund's concentration policy may not be changed without shareholder approval. The Fund defines companies within the financial sector, as U.S. companies classified under the Global Industry Classification Standard ("GICS") within the financials sector as well as foreign issuers that are primarily engaged in the financial sector as described under the GICS classification method. The GICS classification method places an issuer in a sector based on the majority of its revenues. The GICS financial sector includes companies commonly known as: (i) banks, (ii) thrifts & mortgage finance companies (also known as savings & loans), (iii) diversified financial services companies, (iv) consumer finance companies (v) insurance companies, (vi) capital markets companies (e.g. broker-dealers), and (vii) REITs.

The Fund invests in bonds of any maturity, any issuer type, but restricts credit quality to investment grade. The Fund defines investment grade as a credit rating of at least Baa3 by Moody's Investors Service, Inc., BBB- by Standard & Poor's Ratings Group, or BBB- by Fitch Ratings, Inc., or determined by the adviser to be of equivalent credit quality. The Fund invests primarily in U.S. dollar denominated debt and is expected to have significant exposure to bonds issued by U.S. and non-U.S. banks and financial services companies.

The adviser uses a research-driven, bottom-up process to select securities from the "Eligible Universe," seeking what it believes to be the most attractive risk-adjusted income opportunities.

Eligible Universe

A debt security is considered eligible for inclusion in the Fund's investment universe by the adviser if, at the time of purchase, it satisfies some of the following criteria:

Criterion	Requirement
Currency	Principal and interest denominated in U.S. dollars.
Sector	U.S. Treasury, U.S. Government agency, U.S. Government sponsored enterprise, corporate
Term	No minimum or maximum maturity.
Credit Rating	Investment grade (Baa3 / BBB– / BBB– or higher) using the middle rating of Moody's, S&P and Fitch. When a rating from only two agencies is available, the lower is used; when only one agency rates a bond, that rating is used. Where explicit bond-level ratings are not available, issuer-level ratings, expected ratings at issuance, or subordinated issuer ratings may be used to classify securities by credit quality.
Minimum Liquidity	Illiquid securities limited to 15% of net assets.
Callability	Both callable and non-callable
Coupon	Fixed-rate, fixed-to-floating (including fixed-to-variable), step-up, contingent pay, subject to cap, floors and collars.
Market of Issuance	SEC-registered, exempt from registration including SEC Rule 144A securities with or without registration rights that may include Section 3(2)(2) securities.
Seniority	Senior secured and senior unsecured.
Security Features

Bullet, puttable, sinkable/amortizing, callable.

Original issue zero coupon.

Capital securities, underwritten medium-term notes, structured notes, covered bonds, bonds subject to bail-in.

○     Bullet maturity refers to a set maturity date upon which all principal is repaid.

○     Puttable bonds give the holder the right to require the issuer to repay the bond at a time or times, prior to the scheduled maturity.

Criterion	Requirement

○     Sinkable/amortizing refers to the requirement of the issuer to repay some of the bond's principal overtime rather than only at maturity.

○     Callable refers to the issuer's right to repay principal prior to the scheduled maturity.

○     Original issue zero coupon refers to bonds that do not pay interest periodically, but rather at maturity.

○     Capital securities are debt instruments that do not have the most senior priority for repayment.

○     Underwritten medium-term notes (MTNs) are debt securities that are sold to investors through investment banks or broker-dealers. They differ from one-time bond offerings as new MTNs are offered continuously or for a set time period.

○     Structured notes combine a traditional bond with a feature such that final payout depends on the performance of an underlying asset or index.

The adviser's selection process considers: (i) issuer credit quality, (ii) call structure, (iii) coupon, (iv) maturity, (v) relative value versus comparable non-callable bonds, (vi) expected reinvestment profile, (vii) liquidity, (viii) sector, and (ix) issuer diversification. Using these inputs, the adviser seeks what it believes to be the most attractive risk-adjusted income opportunities.

The Fund may sell a security when, in the adviser's view, its fundamentals deteriorate, it no longer meets the adviser's eligibility criteria, its call profile makes continued holding unattractive, or a more attractive opportunity becomes available.

Supplemental Strategy

The adviser may use swaps, options, and forward contracts linked to fixed rate callable bonds as substitutes for fixed rate callable bonds. The adviser uses these derivatives, when it believes they offer more economically efficient exposure to fixed rate callable bonds. The Fund includes swaps, options, and forward contracts linked to fixed rate callable bonds for purposes of its 80% investment policy and its 25% investment concentration policy. Through a swap agreement, the Fund and a financial institution agree to exchange the return (or differentials in rates of return) earned or realized on a reference asset or assets. The gross return to be exchanged or "swapped" between the parties is calculated with respect to a "notional amount," e.g., the return on or change in value of a particular dollar amount representing a reference asset or assets. A call option contract gives the purchaser of the option, in return for a premium, the right to buy from the seller of the option the reference asset or assets. A forward contract is an obligation to purchase or sell a specific asset or assets on a future date (settlement date) for a fixed price set on the date of the contract (trade date). Additionally, the adviser may use debt-linked futures contracts to adjust portfolio interest rate risk. The Fund may close out a derivative position when, in the adviser's view, direct ownership of fixed rate callable bonds is more efficient; or when the refence asset fundamentals deteriorate, it no longer meets the adviser's eligibility criteria, its call profile makes continued holding unattractive, or a more attractive opportunity becomes available.

The adviser seeks to preserve capital by reducing portfolio maturity and/or reducing interest rate risk when it believes interest rates will be rising.

Because the Fund's supplemental derivatives strategy may require only a small initial or no initial investment, the Fund may invest in cash equivalents such as short-term U.S. government securities, money market funds, or ETFs that hold short-term U.S. government securities; as well as invest in U.S. Treasury securities with remaining maturities of one year or less. The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and, therefore, may invest a greater percentage of its assets in a particular issuer than a diversified fund. The Fund is not managed to track any index.

PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to investment risks; therefore, you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. The Fund is not intended to be a complete investment program. Generally, the Fund will be subject to the following principal risks.

Market Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Assets in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Active Management Risk. The Fund is subject to the risk that the investment management strategy of the adviser may not produce the intended results and may negatively impact Fund performance. The adviser is recently formed and has not previously managed an ETF or other investment company.

Bond Risk. Bond investments are subject to a variety of risks including interest rate risk, call risk, liquidity risk, credit risk, and default risk. These risks could affect the value of a particular investment by the Fund, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

Interest Rate Risk. The value of the Fund's investment in debt securities will fall when interest rates rise. The effect of increased interest rates is more pronounced for any intermediate-term or longer-term debt securities. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the debt securities held by the Fund.

Call Risk. An issuer is more likely to exercise its call right when prevailing interest rates are lower than the security's coupon, which limits the Fund's ability to earn the security's stated coupon over its full term and may force the Fund to reinvest the proceeds at lower prevailing rates. If a security is expected to be called, but the issuer exercises its right to repay principal on a fixed rate security later than expected, the Fund's ability to reinvest at higher interest rates will be delayed.

Liquidity Risk. A particular investment of the Fund may be difficult to sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the adviser to dispose of other investments at unfavorable times or prices in order to manage the Fund's portfolio.

Credit Risk. The Fund could lose money if the issuer or guarantor of a debt security goes bankrupt or is unable or unwilling to make interest payments and/or repay principal. The value of a debt security may decline if there are concerns about an issuer's ability or willingness to make interest and or principal payments. Changes in an issuer's financial strength or in an issuer's or debt security's credit rating may also affect a security's value and thus have an impact on Fund performance.

○	U.S. Government Obligations Risk. Securities issued by certain U.S. Government agencies and certain U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States. For example, the debt of U.S. Government sponsored enterprises, such as that issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States. Changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Government obligations to decline.

Default Risk. If an issuer or guarantor defaults, loss on the Fund's investment may be severe or converted to equity. The Fund may have little legal recourse against a defaulting foreign issuer. Non-U.S. banks (such as Canadian and European institutions) may be subject to statutory "bail-in" or resolution regimes under which, upon a regulatory determination of non-viability, the principal amount of the debt may be written down (including to zero) or converted into equity of the issuer or an affiliate.

Concentration In Financial Sector Risk. The Fund's net asset value may fluctuate more than that of a fund that does not concentrate in the financial sector industries. Financial sector companies are exposed to: (i) risk factors outside their control that may impair financial condition, (ii) burdensome regulatory rule changes, (iii) rising interest rates that may have a significant impact on earnings, (iv) default risk on non-diversified loan portfolios, (v) credit risk of investments, and (vi) increased competition.

Foreign Issuer Risk. Because the Fund's investments may include debt issued by a foreign entity, the Fund is subject to risks beyond those associated with investing in domestic securities. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Limited History of Operations Risk. The Fund is a new ETF and has limited history of operations for investors to evaluate.

Non-Diversification Risk. The Fund's portfolio may focus on a limited number of investments and will be subject to the potential for greater volatility than a diversified fund.

Swap Agreements Risk. Swap agreements are generally traded over-the-counter, and therefore, may not receive regulatory protection, which may expose investors, including the Fund, to significant losses. A swap counterparty may default on its obligations to the Fund.

Options Risk. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the reference instrument, interest rates, anticipated volatility. The effective use of options depends on the Fund's ability to terminate option positions at times deemed desirable. There may be an imperfect correlation between the movement in values of options and their reference instrument and the secondary market for certain options may be illiquid.

Forward Contract Risk. The principals who deal in the forward markets are not required to continue to make markets in the instruments they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell.

Futures Risk. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the target instrument of the Fund and the price of the futures contract; possible lack of a liquid secondary market; and investments in futures contracts involves leverage, which means a small percentage of assets in futures can have a disproportionately large impact on the Fund.

Underlying Funds Risk. Underlying funds (e.g. ETFs and money market funds) involve duplication of investment advisory fees and certain other expenses. ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund.

Cash Create and Redeem Transaction Risk. At certain times, the Fund may effect its creations and redemptions primarily for cash, rather than in-kind instruments. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. The use of cash creations and redemptions also may cause the Fund's shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund's NAV. Further, effecting purchases and redemptions primarily in cash may cause the Fund to incur additional costs, such as portfolio transaction costs. These costs can decrease the Fund's NAV.

ETF Structure Risk. The Fund is structured as an ETF. As a result, the Fund is subject to the special risks, including:

•	Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

•	Not Individually Redeemable. The Fund's shares ("Shares") are not redeemable by retail investors and may be redeemed only by Authorized Participants ("APs") at net asset value ("NAV") and only in Creation Units. A retail investor generally incurs brokerage costs when selling Shares.

•	Trading Issues. Trading in Shares on the NYSE Arca, Inc. (the "Exchange") may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

•	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a "bid-ask spread" charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role of market making in Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund's NAV.

○	The market price of the Shares may deviate from the Fund's NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less the Shares than the Fund's NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund's portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund's NAV.

•	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund Shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

PERFORMANCE

Because the Fund has only recently commenced investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholder semi-annually. Updated performance information will be available at no cost by visiting www.VegaSharesETFs.com or by calling 1-888-862-3299.

MANAGEMENT OF THE FUND

Investment Adviser

Vega Capital Partners LLC.

Portfolio Manager

Sunny Wong, Managing Partner of the adviser, has served the Fund as its portfolio manager since it commenced operations in 2026.

Sub-Adviser

The adviser delegates execution of the trading aspect Fund's investment strategy to a sub-adviser, Tidal Investments LLC.

PURCHASE AND SALE OF FUND SHARES

Authorized Participants

The Fund issues and redeems Shares at NAV only in a large, specified number of Shares each called a "Creation Unit," or multiples thereof, and only with authorized participants ("Authorized Participants") which have entered into contractual arrangements with the Fund's distributor, Foreside Financial Services, LLC, (the "Distributor"). Creation Unit transactions are typically conducted in exchange for a portfolio closely approximating the holdings of the Fund and/or cash. Purchases and redemptions of Creation Units primarily with cash, rather than through in-kind delivery of portfolio holdings, may cause the Fund to incur certain costs. These costs could include brokerage costs or taxable gains or losses that the Fund might not have incurred if it had made creation or redemption in-kind. These costs are imposed on the Fund, and thus decrease the Fund's net asset value, to the extent that the costs are not offset by a transaction fee payable by an Authorized Participant.

Investors

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. Shares of the Fund are listed on the Exchange and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund's distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.